UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2011

HARRIS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(321) 727-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Mr. Howard L. Lance retired from his position as non-executive Chairman of the Board of Directors (the "Board") of Harris Corporation (the "Company" or "Harris") and as a director of the Company, effective on December 31, 2011, pursuant to the letter agreement the Company and Mr. Lance entered into on October 8, 2011 regarding the terms of Mr. Lance’s retirement from the Company. The letter agreement was summarized in, and filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on October 11, 2011. As previously disclosed, the Board appointed on October 8, 2011 Mr. Thomas A. Dattilo to serve as non-executive Chairman of the Board to succeed Mr. Lance, effective January 1, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

January 4, 2012	By:	/s/ Scott T. Mikuen

Name: Scott T. Mikuen
Title: Vice President, General Counsel and Secretary